UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04616)

Exact name of registrant as specified in charter:	Putnam High Yield Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	November 30, 2019

Date of reporting period:	December 1, 2018 — November 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

**IMPORTANT NOTICE:** Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

# Putnam High Yield Fund

**Annual report**
**11 | 30 | 19**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

**FUND SYMBOL**
**CLASS A**
PHYIX

Putnam
High Yield
Fund

Annual report
11 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 10, 2020

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the “lost decade” in 2000, high-yield bonds have outpaced stocks by a significant margin, and they have done so with a fraction of the volatility. For investors concerned about the risk entailed in today’s equity markets, high-yield bonds may be worth considering.

The fund’s managers each have more than 25 years of investment experience

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors’ perceptions of the health of the underlying corporate issuer, rather than on rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Fund

Since 2000, high-yield bonds have outpaced the average annual return of equities by nearly 70%, and have done so with close to 40% less volatility.

Sources: S&P, JPMorgan, as of 12/31/18. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/19. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 High Yield Fund

Paul, how would you describe the high-yield bond market during the period?

Despite a significant bout of volatility in December 2018, and a sharp short-term downturn in May 2019, high-yield bonds delivered a solid gain for the 12-month period. The asset class advanced 9.57%, as measured by the JPMorgan Developed High Yield Index. This result handily outperformed high-yield bank loans, but trailed U.S. stocks and the broad investment-grade fixed-income market. Investment-grade debt received a notable boost from the greater interest-rate sensitivity of investment-grade corporate credit, as rates declined during most of the period.

After posting strong year-to-date results through April 30, the index declined in May. This came as volatility spiked, trade negotiations between the United States and China broke down, and tit-for-tat tariff-related wrangling ensued. Declining oil prices also hampered high yield at this time. The market rebounded strongly in June amid dovish comments from U.S. Federal Reserve [Fed] Chair Jerome Powell and others, and gained ground in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, however, as the

High Yield Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/19. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 High Yield Fund

U.S. Treasury yield curve inverted for the first time since 2007. Some investors viewed this as a sign the U.S. economy could be heading for recession. The market proved resilient, however, rising modestly in September and October, when the Fed cut interest rates for the third time this year. High yield ended the period on a positive note amid improving prospects for a phase-one trade deal with China.

For the full 12 months, higher-quality bonds far outpaced their lower-quality counterparts. The core BB and B tiers gained 12.22% and 10.11%, respectively. In contrast, the lower-quality CCC/below category returned 1.06%.

By industry cohorts, returns were decidedly positive. The top performers were housing [+16%], financials [+15%], and cable & satellite [+14%]. Conversely, a sharp decline in oil prices hampered energy [–5%], which was the only group to post negative performance.

The fund performed in line with its benchmark and outpaced the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

A meaningful underweight in energy added considerable value versus the benchmark. Security selection in chemicals and an overweight allocation in housing also aided relative performance. On the downside, selections in retail, along with lighter-than-benchmark exposure to the food & beverages and automotive cohorts, dampened relative performance.

Which individual holdings contributed to relative performance?

Avoiding energy infrastructure engineering company and index member McDermott International helped versus the benchmark. In July, the company reported quarterly earnings results that fell short of market expectations, due to continued execution issues with legacy Chicago Bridge & Iron [CB&I] projects. Subsequently, management cut 2019 fiscal year earnings guidance from a profit to a loss. McDermott acquired CB&I in May 2018.

An overweight position in telecommunications provider Frontier Communications was a notable contributor this period. In May, the firm announced plans to sell its operations and assets in four Western states — Washington, Oregon, Idaho, and Montana — for $1.35 billion. The deal is expected to close within a year, and in our view, should meaningfully boost Frontier’s liquidity. Also, Frontier refinanced a portion of its secured debt at par [face value], giving the fund a boost.

Auto-finance firm Ally Financial also contributed, mostly due to the strength of the longer-duration issues we held. Ally is well-capitalized and benefited from the general financial health of its retail customers, which supported the firm’s balance sheet and, in turn, helped it secure a second investment-grade rating.

Which investments weren’t as productive this period?

An out-of-benchmark investment in Jo-Ann Stores worked against relative performance this period. Debt issued by the fabric and craft retailer weakened amid concern that U.S. trade tariffs on China could force the chain to significantly raise its prices.

Oil and gas producer Alta Mesa Resources was a disappointment. The company laid off roughly one fourth of its workforce and wrote down the value of its assets by $3.1 billion due to issues with its financial reporting that were only partially disclosed. We sold the fund’s position here during the period.

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What is your outlook for the coming months?

Overall, we continue to have a generally positive view of the high-yield asset class. We think the fundamentals underlying U.S. issuers are skewed slightly positive, buoyed by favorable corporate earnings. In Europe, we think economic data has marginally improved this year, aided by renewed monetary policy accommodation by the European Central Bank.

Looking at defaults, when distressed exchanges are included in calculating the U.S. high-yield default rate, the figure was 2.94% as of November 30, 2019, which was still below the long-term historical average range of 3% to 3.5%.

We think the market’s supply-and-demand backdrop is supportive, given moderate net new issuance and strong flows into high-yield mutual funds and exchange-traded funds.

From a valuation standpoint, high-yield spreads look fairly valued to us, in light of underlying fundamental strength and what we consider to be a favorable technical environment.

Despite these positives, risks to our outlook include price volatility in oil and other commodities, policy missteps by global central banks, and heightened geopolitical tension.

How was the fund positioned in light of this outlook?

During the period, we reduced risk in the portfolio by continuing to decrease our exposure to CCC-rated credits, while maintaining an overweight allocation to BB-rated bonds.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

8 High Yield Fund

At the industry level, we favored gaming, lodging & leisure; housing; and cable & satellite. Conversely, we had lower-than-benchmark exposure to energy, food & beverages, consumer products, transportation, services, automotive, and health care.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M shares (excluding those purchased from Japanese distributors) converted automatically to class A shares on November 25, 2019, and, beginning November 25, 2019, Class M shares are available for purchase only by individuals purchasing from Japanese distributors. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (3/25/86)
Before sales charge	7.20%	89.53%	6.60%	24.14%	4.42%	17.23%	5.44%	9.46%
After sales charge	7.07	81.95	6.17	19.17	3.57	12.54	4.02	5.08
Class B (5/16/94)
Before CDSC	6.97	78.29	5.95	19.40	3.61	14.65	4.66	8.73
After CDSC	6.97	78.29	5.95	17.51	3.28	11.65	3.74	3.73
Class C (3/30/07)
Before CDSC	6.96	75.61	5.79	19.37	3.60	14.58	4.64	8.58
After CDSC	6.96	75.61	5.79	19.37	3.60	14.58	4.64	7.58
Class M (12/1/94)
Before sales charge	6.91	84.58	6.32	22.51	4.14	16.35	5.18	9.28
After sales charge	6.80	78.58	5.97	18.53	3.46	12.57	4.03	5.73
Class R (3/30/07)
Net asset value	6.93	84.96	6.34	22.54	4.15	16.38	5.19	9.28
Class R6 (5/22/18)
Net asset value	7.39	93.82	6.84	25.18	4.59	17.84	5.62	9.94
Class Y (12/31/98)
Net asset value	7.39	94.34	6.87	25.52	4.65	18.16	5.72	9.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not

10 High Yield Fund

applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 11/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
JPMorgan Developed High
Yield Index	—*	115.43%	7.98%	31.00%	5.55%	20.61%	6.45%	9.57%
Lipper High Yield Funds
category average†	7.08%	90.05	6.60	23.86	4.36	17.49	5.51	8.99

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/19, there were 494, 419, 375, 276, and 16 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $17,829 and $17,561, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,858. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $18,496, $19,382, and $19,434, respectively.

High Yield Fund 11

Fund price and distribution information For the 12-month period ended 11/30/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.288		$0.246	$0.246	$0.276		$0.276	$0.312	$0.300
Capital gains	—		—	—	—		—	—	—
Total	$0.288		$0.246	$0.246	$0.276		$0.276	$0.312	$0.300
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
11/30/18	$5.59	$5.82	$5.43	$5.41	$5.56	$5.75	$5.56	$5.88	$5.88
11/30/19	5.82	6.06	5.65	5.62	5.79	5.98	5.79	6.14	6.15
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	4.95%	4.75%	4.46%	4.48%	4.77%	4.62%	4.77%	5.08%	4.88%
Current 30-day
SEC yield[2]	N/A	3.86	3.27	3.27	N/A	3.64	3.77	4.37	4.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 High Yield Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (3/25/86)
Before sales charge	7.23%	87.37%	6.48%	27.88%	5.04%	17.15%	5.42%	14.01%
After sales charge	7.10	79.87	6.05	22.76	4.19	12.47	3.99	9.45
Class B (5/16/94)
Before CDSC	7.00	76.17	5.83	23.09	4.24	14.58	4.64	13.18
After CDSC	7.00	76.17	5.83	21.14	3.91	11.58	3.72	8.18
Class C (3/30/07)
Before CDSC	6.99	73.61	5.67	23.10	4.24	14.53	4.63	13.26
After CDSC	6.99	73.61	5.67	23.10	4.24	14.53	4.63	12.26
Class M (12/1/94)
Before sales charge	6.94	82.49	6.20	26.21	4.77	16.28	5.16	13.85
After sales charge	6.84	76.56	5.85	22.11	4.08	12.50	4.01	10.15
Class R (3/30/07)
Net asset value	6.97	82.51	6.20	26.22	4.77	16.29	5.16	13.83
Class R6 (5/22/18)
Net asset value	7.41	91.29	6.70	29.00	5.22	17.77	5.60	14.47
Class Y (12/31/98)
Net asset value	7.42	91.76	6.73	29.32	5.28	18.07	5.69	14.22

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Class M shares (excluding those purchased from Japanese distributors) converted automatically to class A shares on November 25, 2019, and beginning November 25, 2019, class M shares are available for purchase only by individuals purchasing from Japanese distributors. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/18	1.03%	1.78%	1.78%	1.28%	1.28%	0.67%*	0.78%
Annualized expense ratio for the
six-month period ended 11/30/19†	1.01%	1.76%	1.76%	1.26%	1.26%	0.66%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses shown for class R6 have been annualized.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/19 to 11/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.18	$9.00	$8.99	$6.45	$6.45	$3.39	$3.90
Ending value (after expenses)	$1,044.80	$1,040.40	$1,038.70	$1,042.10	$1,042.10	$1,046.20	$1,045.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/19, use the following calculation method. To find the value of your investment on 6/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.11	$8.90	$8.90	$6.38	$6.38	$3.35	$3.85
Ending value (after expenses)	$1,020.00	$1,016.24	$1,016.24	$1,018.75	$1,018.75	$1,021.76	$1,021.26

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 High Yield Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.  Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

High Yield Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Class M shares (excluding those purchased from Japanese distributors) converted automatically to class A shares on November 25, 2019, and, beginning November 25, 2019, Class M shares are available for purchase only by individuals purchasing from Japanese distributors.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

16 High Yield Fund

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2019, Putnam employees had approximately $484,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 High Yield Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

High Yield Fund 19

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least March 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of

20 High Yield Fund

Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

High Yield Fund 21

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 672, 582 and 487 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 High Yield Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Fund 23

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Fund (the “fund”), including the fund’s portfolio, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
January 10, 2020

24 High Yield Fund

The fund’s portfolio 11/30/19

	Principal
CORPORATE BONDS AND NOTES (83.9%)*	amount	Value
Advertising and marketing services (0.2%)
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	$440,000	$444,127
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	760,000	783,408
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	1,209,000	1,240,736
		2,468,271
Automotive (0.4%)
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	5,025,000	5,175,750
		5,175,750
Broadcasting (3.4%)
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	1,500,000	1,560,000
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	1,374,000	1,513,530
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	4,059,000	4,119,885
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	4,527,000	4,412,512
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	2,385,000	2,516,175
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	2,684,000	2,831,620
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	3,852,000	4,266,090
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	1,223,644	1,321,536
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	4,345,667	4,736,777
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	3,446,000	3,592,455
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	3,070,000	3,233,877
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	2,205,000	2,210,513
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	2,020,000	2,168,975
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,868,000	5,123,570
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	1,420,000	1,427,100
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	1,754,000	1,690,418
		46,725,033
Building materials (1.6%)
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	711,000	754,549
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	2,395,000	2,397,994
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	1,679,000	1,729,370
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	455,000	477,181

High Yield Fund 25

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Building materials cont.
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	$1,600,000	$1,602,000
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	1,004,000	1,012,785
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	860,000	910,525
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	2,614,000	2,659,706
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,760,000	1,841,401
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	2,275,000	2,340,406
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	2,185,000	2,266,938
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	230,000	237,475
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	3,565,000	3,137,200
		21,367,530
Capital goods (7.4%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	3,606,000	3,705,165
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	1,630,000	1,719,650
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	3,680,000	3,666,936
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	2,295,000	2,329,425
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	855,000	897,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	2,295,000	2,360,981
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	2,985,000	3,086,490
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	1,090,000	1,160,850
Berry Global, Inc. 144A notes 4.50%, 2/15/26	805,000	818,500
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	997,000	1,079,253
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	2,575,000	2,590,347
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	2,675,000	2,741,875
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	860,000	908,758
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	1,515,000	1,587,417
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	2,590,000	2,716,263
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	2,482,000	2,947,375
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	2,335,000	2,485,152
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	3,845,000	4,080,798
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	7,830,000	7,947,450
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	1,637,000	1,688,156
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	1,285,000	1,366,122

26 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Capital goods cont.
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	$2,230,000	$2,277,388
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	2,408,000	2,359,840
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	3,935,000	4,043,213
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	5,865,000	6,136,256
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	3,180,000	3,275,718
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	4,587,000	4,965,428
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	2,399,000	2,500,958
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	1,469,000	1,388,205
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	808,000	839,310
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	2,633,000	2,767,178
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	5,228,000	5,613,565
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	3,370,000	3,370,000
Trivium Packaging Finance BV 144A company guaranty sr. notes
5.50%, 8/15/26 (Netherlands)	1,660,000	1,743,025
Trivium Packaging Finance BV 144A company guaranty sr. unsec.
notes 8.50%, 8/15/27 (Netherlands)	1,465,000	1,593,188
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	1,298,000	1,275,285
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	1,575,000	1,488,375
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	2,508,000	2,589,510
		100,111,155
Chemicals (4.1%)
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	1,935,000	1,910,813
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/1/25 (Netherlands)	2,865,000	2,907,975
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	3,280,000	3,398,900
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	4,085,000	4,166,700
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	1,000,000	1,022,500
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	739,000	620,760
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	1,781,000	1,647,425
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	3,350,000	3,467,250
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	1,237,000	1,215,353
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	5,131,000	5,284,930

High Yield Fund 27

		Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.		amount	Value
Chemicals cont.
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22		$700,000	$746,935
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26		3,094,000	3,117,205
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25		2,272,000	2,317,440
OCI NV 144A company guaranty sr. notes 5.25%,
11/1/24 (Netherlands)		910,000	941,850
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25		2,930,000	3,061,850
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)		3,945,000	4,102,800
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
Ser. REGS, 6.50%, 10/1/26 (Netherlands)	EUR	500,000	577,550
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)		$2,745,000	2,924,990
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)		2,745,000	2,935,699
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)		1,215,000	1,199,813
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27		3,632,000	3,714,446
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24		4,492,000	4,885,050
			56,168,234
Commercial and consumer services (1.8%)
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		2,250,000	2,356,875
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		3,095,000	3,244,953
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)		1,866,000	1,940,640
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		1,145,000	1,279,538
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		3,738,000	4,083,766
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)		675,000	716,344
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R		2,503,000	2,609,378
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		3,471,000	3,575,130
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26		876,000	954,840
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23		3,448,000	3,534,200
			24,295,664
Communication services (10.4%)
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)		1,755,000	1,801,069
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)		1,625,000	1,643,281
Altice Luxembourg SA 144A sr. unsec. notes 10.50%,
5/15/27 (Luxembourg)		3,090,000	3,504,060

28 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Communication services cont.
Altice SA 144A company guaranty sr. unsec. notes 7.625%,
2/15/25 (Luxembourg)	$2,335,000	$2,413,806
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	3,125,000	3,296,875
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	13,846,000	14,832,528
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.75%, 3/1/30	1,890,000	1,941,975
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	4,259,000	4,498,398
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.00%, 2/1/28	2,680,000	2,820,700
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	1,839,000	1,774,635
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	5,465,000	5,874,875
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	1,050,000	1,128,750
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	1,870,000	1,970,513
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	1,830,000	1,962,693
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.875%, 10/15/25	1,924,000	2,164,500
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	5,425,000	6,109,906
CyrusOne LP/CyrusOne Finance Corp. company guaranty sr.
unsec. sub. notes 3.45%, 11/15/29 R	400,000	400,776
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	6,965,000	6,956,294
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	4,577,000	4,960,324
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	900,000	954,000
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	4,085,000	1,879,100
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	2,319,000	2,290,013
Intelsat Jackson Holdings SA 144A company guaranty sr. unsec.
notes 8.50%, 10/15/24 (Bermuda)	1,000,000	822,500
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	5,526,000	4,641,840
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	1,316,000	1,320,935
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	4,814,000	5,012,578
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	1,085,000	1,103,988
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	715,000	774,881
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	4,900,000	5,230,750
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	4,928,000	5,254,579
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	370,000	379,250
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	10,670,000	11,730,331
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	5,900,000	6,256,950

High Yield Fund 29

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	$3,590,000	$3,724,625
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	1,571,000	1,679,006
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.125%, 4/15/25	880,000	909,700
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	3,870,000	4,048,988
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	1,145,000	1,175,056
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	2,728,000	2,871,220
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	2,400,000	2,548,452
Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 5.75%, 1/15/25 (United Kingdom)	2,501,000	2,576,030
Ziggo Bond Co. BV 144A sr. unsec. notes 6.00%,
1/15/27 (Netherlands)	2,215,000	2,323,546
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	1,385,000	1,466,438
		141,030,714
Construction (2.2%)
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	1,540,000	1,555,400
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	2,879,000	2,796,229
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	3,470,000	3,604,463
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	2,084,000	2,167,360
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	1,665,000	1,797,542
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	3,340,000	3,436,025
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	850,000	879,750
Cemex SAB de CV 144A company guaranty sr. notes 5.45%,
11/19/29 (Mexico)	1,605,000	1,640,310
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	1,215,000	1,248,413
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	1,714,000	1,708,344
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)	2,260,000	2,364,525
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	1,540,000	1,478,400
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	2,893,000	3,015,953
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	2,739,000	2,848,560
		30,541,274

30 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Consumer (0.4%)
Scotts Miracle-Gro, Co. (The) 144A sr. unsec. notes 4.50%, 10/15/29	$2,717,000	$2,744,170
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	2,020,000	2,085,650
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	1,075,000	1,096,500
		5,926,320
Consumer staples (5.5%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	3,745,000	3,880,756
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	1,548,000	1,553,805
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	2,940,000	2,958,375
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	2,745,000	2,710,962
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	2,010,000	2,226,075
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	3,352,000	3,527,980
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	2,320,000	2,343,200
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	990,000	1,020,938
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	3,250,000	3,168,750
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	200,000	223,500
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	815,000	870,013
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	2,557,000	1,431,920
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	1,075,000	1,128,750
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	3,345,000	3,545,700
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	4,185,000	4,321,013
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	3,362,000	3,477,333
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	2,765,000	2,931,177
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	2,765,000	2,868,688
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	1,780,000	1,851,200
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	3,385,000	3,579,638
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	861,000	909,431
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	6,215,000	6,370,375
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	2,520,000	2,581,186
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	1,130,000	1,264,188
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	3,145,000	3,435,913
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	1,165,000	1,226,279
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	665,000	669,988

High Yield Fund 31

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Consumer staples cont.
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	$2,130,000	$2,198,209
Party City Holdings, Inc. 144A company guaranty sr. unsec. notes
6.125%, 8/15/23	1,220,000	933,300
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28	440,000	450,450
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	4,010,000	3,318,275
United Rentals North America, Inc. company guaranty notes
3.875%, 11/15/27	825,000	832,219
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	1,080,000	1,117,800
		74,927,386
Energy (7.7%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	4,535,000	4,784,425
Aker BP ASA 144A sr. unsec. notes 4.75%, 6/15/24 (Norway)	1,105,000	1,150,581
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	2,140,000	1,976,825
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	1,830,000	1,486,875
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	2,492,000	2,467,080
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	2,547,000	2,445,120
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	560,000	431,200
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	1,100,000	981,156
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	936,000	234,000
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	1,895,000	2,363,182
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	1,400,000	1,606,276
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	2,449,000	2,737,247
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	3,210,000	3,530,326
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	948,000	782,100
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	4,437,000	3,438,675
DCP Midstream Operating LP company guaranty sr. unsec. sub.
notes 5.125%, 5/15/29	610,000	619,150
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	70,000	74,549
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	2,893,000	2,979,790
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	2,041,000	1,790,978
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	800,000	801,059
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	3,818,000	4,014,932

32 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Energy cont.
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	$4,860,000	$5,078,700
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	737,000	811,799
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	6,030,000	5,547,600
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	4,330,000	4,503,200
Hess Midstream Partners LP 144A sr. unsec. notes 5.125%, 6/15/28	1,120,000	1,132,880
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	4,254,000	4,434,795
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	1,403,000	1,273,223
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	537,000	526,596
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	1,985,000	1,945,300
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	3,180,000	3,305,419
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	4,135,000	3,225,300
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	340,000	299,200
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,230,000	1,341,668
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	1,085,000	811,038
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	1,062,000	541,620
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	1,340,000	840,850
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	1,098,000	1,025,944
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	702,000	505,440
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	3,250,000	2,841,491
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	1,985,000	2,001,130
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	1,697,000	1,264,265
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	2,190,000	219
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/20 F	4,230,000	423
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	2,558,000	2,353,360
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	15,000	13,650
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	248,000	241,800
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	1,809,000	1,673,361
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	1,000,000	992,540
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	705,000	761,400

High Yield Fund 33

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	$1,115,000	$1,189,217
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	665,000	666,862
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	1,566,400	1,574,232
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	1,230,000	1,254,600
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	1,865,000	1,865,000
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	1,150,000	766,349
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	84,000	85,705
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	1,090,000	490,500
Valaris PLC sr. unsec. sub. notes 8.00%, 1/31/24 (United Kingdom)	520,000	282,968
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	665,000	691,573
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	1,592,000	1,787,498
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	1,540,000	1,580,394
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	1,947,000	1,946,903
		104,171,538
Entertainment (1.6%)
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	1,415,000	1,273,500
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	1,337,000	1,203,300
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	2,885,000	2,683,050
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	1,834,000	1,861,510
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	5,805,000	4,861,688
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	955,000	988,425
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 10/15/27	670,000	690,100
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	2,030,000	2,161,950
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	3,505,000	3,662,725
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	2,300,000	2,380,500
		21,766,748
Financials (8.3%)
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	1,390,000	1,469,925
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	8,622,000	11,887,583
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	2,865,000	3,155,081
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,737,000	2,367,010

34 High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.		amount	Value
Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity		$1,010,000	$1,121,100
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity		1,635,000	1,851,638
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		3,505,000	3,767,875
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		3,007,000	3,307,700
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		1,980,000	2,193,989
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25		2,405,000	2,663,922
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23		1,685,000	1,735,550
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26		1,115,000	1,176,609
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)		2,400,000	2,589,000
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		1,812,000	2,428,080
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		1,905,000	1,966,913
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)		1,407,000	1,525,427
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25		2,043,000	2,027,678
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		1,631,000	1,607,563
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		2,130,000	2,333,682
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		1,221,000	1,345,459
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)		2,210,000	2,226,575
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26		2,782,000	2,851,550
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		2,045,000	2,126,800
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26		2,014,000	2,142,393
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22		1,985,000	2,024,700
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 9/15/24		1,285,000	1,310,700
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		3,007,000	3,087,813
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, 6.00%,
perpetual maturity		1,000,000	1,072,120
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	1,030,000	2,414,210
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)		$793,000	875,274
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		4,395,000	4,644,240
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R		1,100,000	1,149,500
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26		665,000	736,488
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23		2,060,000	2,204,200

High Yield Fund 35

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Financials cont.
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	$903,000	$906,612
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	3,860,000	3,800,942
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)	3,745,000	5,355,350
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	1,800,000	1,845,000
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	1,090,000	1,256,225
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	1,185,000	1,309,425
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	2,849,000	3,253,643
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	2,295,000	2,363,850
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	3,010,000	3,130,400
Stearns Holdings, LLC 144A sr. unsec. notes 9.375%, 8/15/20	2,485,000	298,200
Stearns Holdings, LLC/Stearns Co-Issuer, Inc. 144A notes
5.00%, 5/11/24	64,531	51,625
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	1,070,000	1,144,900
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	2,350,000	2,115,000
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	3,092,000	3,107,460
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	1,158,000	827,970
		112,154,949
Forest products and packaging (2.0%)
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	4,711,000	4,899,440
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	1,653,000	1,690,193
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	4,195,000	3,974,763
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	3,472,000	3,706,360
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	2,361,000	2,437,733
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	520,000	552,396
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	1,790,000	1,857,125
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	1,280,000	1,280,000
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	5,428,000	6,683,225
		27,081,235
Gaming and lottery (2.9%)
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	1,120,000	1,192,800
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	1,095,000	1,168,913
Boyd Gaming Corp. 144A company guaranty sr. unsec. notes
4.75%, 12/1/27	1,105,000	1,116,194

36 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Gaming and lottery cont.
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	$4,480,000	$4,629,901
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	400,000	440,320
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	1,582,000	1,653,190
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	5,190,000	5,501,400
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	4,136,000	4,218,720
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	2,320,000	2,407,000
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	3,545,000	3,704,525
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	3,260,000	3,529,276
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	1,030,000	1,073,775
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	4,977,000	5,188,523
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	2,760,000	2,922,150
		38,746,687
Health care (8.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	1,065,000	937,200
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	3,120,000	2,059,200
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26	2,650,000	3,033,482
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	2,780,000	3,148,350
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	1,720,000	1,797,400
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	2,345,000	2,643,988
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	2,090,000	2,341,542
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	1,045,000	1,144,959
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	5,525,000	5,745,834
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	3,475,000	3,635,719
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	1,155,000	1,185,319
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	1,910,000	1,948,200
Centene Corp. 144A sr. unsec. bonds 4.625%, 12/15/29	4,995,000	5,238,506
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	1,010,000	1,071,862
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	9,350,000	9,233,125
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	1,115,000	1,113,606
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	2,110,000	1,645,800

High Yield Fund 37

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Health care cont.
Eagle Holding Co II, LLC 144A unsec. notes 7.75%, 5/15/22 ‡‡	$635,000	$645,319
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 4.272%, 8/28/23	1,050,000	1,099,267
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	875,000	544,688
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	1,101,000	718,403
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	2,970,000	3,318,497
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	2,330,000	2,530,665
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	2,325,000	2,574,938
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	1,115,000	1,234,863
HCA, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 5/1/23	1,840,000	2,028,600
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	1,215,000	1,251,450
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	3,735,000	3,865,725
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	3,215,000	932,350
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	2,395,000	2,532,713
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	670,000	683,400
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	3,210,000	3,426,676
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	905,000	938,938
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	4,080,000	4,202,400
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	1,395,000	1,443,825
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	5,428,000	5,930,090
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	1,110,000	1,187,700
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	4,410,000	4,608,450
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	5,985,000	6,216,919
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	3,275,000	3,216,705
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	2,970,000	2,932,875
Teva Pharmaceutical Finance Netherlands III BV 144A company
guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)	955,000	971,713
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	1,615,000	1,689,694
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	870,000	926,550
		109,577,505
Homebuilding (2.1%)
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	2,315,000	2,419,175
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	3,336,000	3,500,064

38 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Homebuilding cont.
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	$1,569,000	$1,749,435
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	2,778,000	2,878,564
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	1,082,000	1,155,035
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	3,310,000	3,371,070
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	4,768,000	6,103,040
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	665,000	668,325
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	2,941,000	3,168,928
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	3,826,000	3,835,565
		28,849,201
Lodging/Tourism (0.7%)
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
bonds 4.875%, 1/15/30 (acquired 6/10/19, cost $1,317,864) ∆∆	1,290,000	1,370,625
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	3,680,000	3,900,800
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	2,680,000	2,659,900
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	2,060,000	2,173,300
		10,104,625
Media (1.2%)
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	2,549,000	2,453,973
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	2,220,000	2,158,950
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	3,344,000	3,356,540
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	4,226,000	4,252,413
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	2,566,000	2,623,735
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	775,000	817,625
		15,663,236
Metals (3.1%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	220,000	226,050
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	2,482,000	2,758,123
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	1,505,000	1,565,050
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	374,000	425,334
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	2,810,000	3,397,626

High Yield Fund 39

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Metals cont.
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	$4,775,000	$4,924,935
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	925,000	966,625
Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (France)	1,104,000	1,142,640
Constellium NV 144A sr. unsec. notes 6.625%, 3/1/25 (France)	1,685,000	1,758,719
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	485,000	480,150
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	2,245,000	2,183,263
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	1,111,000	1,066,560
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	2,610,000	2,616,525
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	1,283,000	1,356,131
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	907,000	902,465
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	4,688,000	4,910,680
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	3,515,000	3,699,538
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	1,215,000	1,290,087
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	480,000	489,600
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	1,520,000	1,566,694
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	235,000	239,857
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	450,000	456,896
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	3,235,000	2,749,750
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	1,181,000	1,245,955
		42,419,253
Publishing (0.2%)
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	3,160,000	3,246,900
		3,246,900
Retail (1.0%)
eG Global Finance PLC 144A company guaranty sr. notes 6.75%,
2/7/25 (United Kingdom)	3,195,000	3,155,063
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	2,935,000	2,966,921
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	1,955,000	2,052,750
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	2,570,000	2,640,675
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	2,474,000	2,529,665
		13,345,074

40 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Technology (4.1%)
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	$5,267,000	$4,936,496
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	1,020,000	1,068,452
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	675,000	701,156
CommScope, Inc. 144A company guaranty sr. unsec. notes
8.25%, 3/1/27	1,363,000	1,369,747
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	7,435,000	8,496,039
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	2,663,000	2,816,123
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	1,105,000	1,204,450
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	1,036,000	1,002,330
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	2,525,000	2,572,470
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	2,885,000	3,734,165
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	5,441,000	5,117,805
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	1,785,000	1,898,794
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	2,698,000	2,809,293
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	4,631,000	4,943,593
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	6,393,000	6,584,790
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	4,349,000	4,435,980
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	2,540,000	2,616,200
		56,307,883
Textiles (0.3%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.875%, 5/15/26	1,155,000	1,228,677
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	2,165,000	2,278,663
		3,507,340
Toys (—%)
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	445,000	450,607
		450,607
Transportation (0.2%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	3,185,000	3,236,756
		3,236,756
Utilities and power (3.0%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	5,201,000	5,383,035
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	1,510,000	1,613,813
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	1,384,000	1,404,760
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	1,180,000	1,209,500
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,824,000	1,906,317

High Yield Fund 41

	Principal
CORPORATE BONDS AND NOTES (83.9%)* cont.	amount	Value
Utilities and power cont.
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	$920,000	$938,400
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	4,677,000	5,515,928
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	1,840,000	2,014,800
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	2,327,000	2,518,978
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	2,392,000	2,583,360
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	1,500,000	1,581,380
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	965,000	994,821
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	2,329,000	2,496,222
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	1,345,000	2,018
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	1,573,000	1,687,043
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	1,430,000	1,485,413
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	975,000	1,005,152
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	570,000	575,127
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	1,330,000	1,396,766
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	3,590,000	3,778,476
		40,091,309
Total corporate bonds and notes (cost $1,115,809,483)		$1,139,458,177

	Principal
SENIOR LOANS (6.1%)*c	amount	Value
Basic materials (0.2%)
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 4.927%, 9/6/24	$907,148	$860,883
Pisces Midco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 5.509%, 4/12/25	1,300,000	1,283,750
		2,144,633
Capital goods (0.8%)
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.234%, 4/3/24	2,177,431	2,131,161
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.702%, 5/31/25	1,161,428	1,148,653
Panther BF Aggregator 2 LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.202%, 4/30/26	1,600,000	1,593,000
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.702%, 3/28/25	2,260,837	2,159,906
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 5.927%, 11/15/23	3,429,817	3,344,071
		10,376,791

42 High Yield Fund

	Principal
SENIOR LOANS (6.1%)*c cont.	amount	Value
Communication services (0.6%)
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.50%), 8.202%, 8/4/25	$2,550,000	$2,561,156
CenturyLink, Inc. bank term loan FRN Ser. B, 4.452%, 1/31/25	1,950,038	1,948,819
WideOpenWest Finance, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 4.953%, 8/19/23	3,188,454	3,088,815
		7,598,790
Consumer cyclicals (2.6%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 5.723%, 7/2/22	830,075	619,236
Cineworld Finance US, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 3.952%, 2/28/25	1,321,248	1,316,530
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.202%, 8/21/26	3,220,000	3,228,050
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	2,017,921	1,990,175
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 6.69%, 10/23/26	2,995,000	2,985,018
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.691%, 5/1/26	1,153,998	1,161,210
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 10.958%, 5/21/24	2,770,730	997,463
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.934%, 10/16/23	1,367,060	1,008,207
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.27%, 11/6/24	5,906,184	5,865,579
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 5.77%, 3/11/22	2,473,200	2,403,332
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 5.452%, 10/1/25	6,415,520	6,451,607
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.75%, 2/28/26	1,915,000	1,532,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.00%, 2/28/25	1,915,192	1,671,005
Star Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 6.70%, 2/8/26	1,065,000	1,069,881
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 8.702%, 11/28/22	2,341,429	2,312,161
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 7.104%, 5/30/26	1,375,000	1,251,250
		35,862,704
Consumer staples (0.8%)
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.702%, 7/12/24	2,120,749	2,123,400
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.236%, 6/21/24	4,322,509	4,229,307
CEC Entertainment, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 6.50%), 8.202%, 8/30/26	3,505,000	3,334,131
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.409%, 9/7/23	1,731,825	1,260,521
		10,947,359

High Yield Fund 43

	Principal
SENIOR LOANS (6.1%)*c cont.	amount	Value
Energy (0.5%)
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.452%, 12/31/22	$1,145,000	$958,938
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.452%, 4/16/21	689,564	655,086
HFOTCO, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 1.75%), 7.00%, 6/26/25	2,457,947	2,445,657
Lower Cadence Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 5.702%, 5/22/26	1,873,305	1,765,590
Traverse Midstream Partners, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 5.71%, 9/27/24	1,796,850	1,550,906
		7,376,177
Financials (0.2%)
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.00%), 7.71%, 3/24/25	884,659	884,659
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.927%, 4/25/25	1,300,000	1,300,650
		2,185,309
Health care (0.2%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.604%, 4/21/24	2,416,228	1,993,388
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.306%, 6/1/25	911,800	898,978
		2,892,366
Technology (0.2%)
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.25%), 10.159%, 11/1/24	2,297,000	2,308,485
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.902%, 11/3/23	600,058	561,711
		2,870,196
Total senior loans (cost $86,823,504)		$82,254,325

COMMON STOCKS (0.8%)*	Shares	Value
Advanz Pharma Corp. (Canada) †	15,824	$154,917
Ally Financial, Inc.	88,915	2,831,054
Avaya Holdings Corp. †	25	314
CHC Group, LLC (acquired 3/23/17, cost $156,339) (Cayman Islands) † ∆∆	10,782	2,696
CIT Group, Inc.	45,833	2,086,318
Clear Channel Outdoor Holdings, Inc. †	169,916	421,392
DISH Network Corp. (Rights) †	—	—
GenOn Energy, Inc.	3,035	607,000
iHeartMedia, Inc. Class A †	68,669	1,056,816
Live Nation Entertainment, Inc. †	17,645	1,231,797
MWO Holdings, LLC (Units) F	918	31,056
Nine Point Energy F	40,508	81,016
T-Mobile US, Inc. †	25,645	2,014,415
Tervita Corp. (Canada) †	2,845	16,064
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	104,590	88,902
Tribune Media Co. Class 1C	297,958	163,877
Total common stocks (cost $14,828,383)		$10,787,634

44 High Yield Fund

	Principal
CONVERTIBLE BONDS AND NOTES (0.6%)*	amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $566,310) (Cayman Islands) ∆∆	$809,256	$202,314
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	1,148,000	1,082,708
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	2,540,000	3,328,988
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	2,700,000	3,452,625
Total convertible bonds and notes (cost $8,108,622)		$8,066,635

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value
Crown Castle International Corp. Ser. A, 6.875% cv. pfd.	2,296	$2,773,027
EPR Properties Ser. C, $1.438 cv. pfd. R	58,913	1,904,068
Nine Point Energy 6.75% cv. pfd. F	552	110,400
Total convertible preferred stocks (cost $4,146,983)		$4,787,495

	Expiration	Strike
WARRANTS (0.0%)* †	date	price	Warrants	Value
iHeartMedia, Inc. Class A	5/1/39	$16.75	3,590	$51,606
Total warrants (cost $79,976)				$51,606

	Principal amount/
SHORT-TERM INVESTMENTS (8.1%)*		shares	Value
Putnam Short Term Investment Fund 1.78% L	Shares	109,993,501	$109,993,501
U.S. Treasury Bills 2.053%, 12/12/19 ∆		$103,000	102,955
U.S. Treasury Bills 1.564%, 5/7/20 ∆		20,000	19,864
Total short-term investments (cost $110,116,304)			$110,116,320

TOTAL INVESTMENTS
Total investments (cost $1,339,913,255)	$1,355,522,192

Key to holding’s currency abbreviations

EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

High Yield Fund 45

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2018 through November 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,357,669,915.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,575,635, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $122,796 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 9). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $140,213 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/19 (aggregate face value $4,553,519)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	12/18/19	$921,139	$923,358	$2,219
Goldman Sachs International
	British Pound	Sell	12/18/19	2,524,743	2,387,088	(137,655)
State Street Bank and Trust Co.
	Canadian Dollar	Buy	1/15/20	1,240,874	1,243,073	(2,199)
Unrealized appreciation						2,219
Unrealized (depreciation)						(139,854)
Total						$(137,635)

* The exchange currency for all contracts listed is the United States Dollar.

46 High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Capital goods	$16,064	$—	$—
Communication services	2,014,415	—	—
Consumer cyclicals	2,873,882	—	—
Energy	—	2,696	112,072
Financials	4,917,372	—	—
Health care	154,917	—	—
Technology	314	—	—
Utilities and power	695,902	—	—
Total common stocks	10,672,866	2,696	112,072

Convertible bonds and notes	—	8,066,635	—
Convertible preferred stocks	—	4,677,095	110,400
Corporate bonds and notes	—	1,139,455,517	2,660
Senior loans	—	82,254,325	—
Warrants	51,606	—	—
Short-term investments	109,993,501	122,819	—
Totals by level	$120,717,973	$1,234,579,087	$225,132

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(137,635)	$—
Totals by level	$—	$(137,635)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 47

Statement of assets and liabilities 11/30/19

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,229,919,754)	$1,245,528,691
Affiliated issuers (identified cost $109,993,501) (Note 4)	109,993,501
Cash	260,560
Dividends, interest and other receivables	17,489,834
Receivable for shares of the fund sold	4,213,591
Receivable for investments sold	5,677,899
Unrealized appreciation on forward currency contracts (Note 1)	2,219
Prepaid assets	44,151
Total assets	1,383,210,446

LIABILITIES
Payable for investments purchased	20,235,263
Payable for shares of the fund repurchased	2,712,074
Payable for compensation of Manager (Note 2)	617,891
Payable for custodian fees (Note 2)	28,589
Payable for investor servicing fees (Note 2)	327,326
Payable for Trustee compensation and expenses (Note 2)	763,875
Payable for administrative services (Note 2)	4,857
Payable for distribution fees (Note 2)	447,520
Unrealized depreciation on forward currency contracts (Note 1)	139,854
Other accrued expenses	263,282
Total liabilities	25,540,531

Net assets	$1,357,669,915

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,444,556,698
Total distributable earnings (Note 1)	(86,886,783)
Total — Representing net assets applicable to capital shares outstanding	$1,357,669,915

(Continued on next page)

48 High Yield Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($896,788,566 divided by 154,160,421 shares)	$5.82
Offering price per class A share (100/96.00 of $5.82)*	$6.06
Net asset value and offering price per class B share ($10,087,077 divided by 1,785,177 shares)**	$5.65
Net asset value and offering price per class C share ($30,768,061 divided by 5,473,371 shares)**	$5.62
Net asset value and redemption price per class M share
($59,320,020 divided by 10,244,360 shares)	$5.79
Offering price per class M share (100/96.75 of $5.79)†	$5.98
Net asset value, offering price and redemption price per class R share
($23,954,117 divided by 4,139,120 shares)	$5.79
Net asset value, offering price and redemption price per class R6 share
($15,254,868 divided by 2,485,643 shares)	$6.14
Net asset value, offering price and redemption price per class Y share
($321,497,206 divided by 52,300,266 shares)	$6.15

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 49

Statement of operations Year ended 11/30/19

INVESTMENT INCOME
Interest (including interest income of $2,225,905 from investments in affiliated issuers) (Note 5)	$79,537,484
Dividends (net of foreign tax of $360)	406,162
Total investment income	79,943,646

EXPENSES
Compensation of Manager (Note 2)	7,530,747
Investor servicing fees (Note 2)	2,054,928
Custodian fees (Note 2)	32,245
Trustee compensation and expenses (Note 2)	48,322
Distribution fees (Note 2)	3,176,964
Administrative services (Note 2)	39,580
Other	596,714
Total expenses	13,479,500
Expense reduction (Note 2)	(21,807)
Net expenses	13,457,693

Net investment income	66,485,953

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(28,170,650)
Net increase from payments by affiliates (Note 2)	2,323
Foreign currency transactions (Note 1)	46,872
Forward currency contracts (Note 1)	642,750
Swap contracts (Note 1)	899,127
Total net realized loss	(26,579,578)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	82,636,797
Assets and liabilities in foreign currencies	5,994
Forward currency contracts	(485,551)
Total change in net unrealized appreciation	82,157,240

Net gain on investments	55,577,662

Net increase in net assets resulting from operations	$122,063,615

The accompanying notes are an integral part of these financial statements.

50 High Yield Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/19	Year ended 11/30/18
Operations
Net investment income	$66,485,953	$76,634,041
Net realized loss on investments
and foreign currency transactions	(26,579,578)	(2,845,785)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	82,157,240	(86,099,438)
Net increase (decrease) in net assets resulting
from operations	122,063,615	(12,311,182)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(44,096,773)	(48,977,921)
Class B	(530,724)	(770,459)
Class C	(1,460,574)	(2,030,570)
Class M	(3,817,691)	(4,108,659)
Class R	(1,214,655)	(1,332,977)
Class R6	(748,948)	(342,583)
Class Y	(14,821,500)	(14,600,329)
Decrease from capital share transactions (Note 4)	(15,174,955)	(204,341,679)
Total increase (decrease) in net assets	40,197,795	(288,816,359)

NET ASSETS
Beginning of year	1,317,472,120	1,606,288,479
End of year	$1,357,669,915	$1,317,472,120

The accompanying notes are an integral part of these financial statements.

High Yield Fund 51

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
November 30, 2019	$5.59	.28	.24	.52	(.29)	(.29)	$5.82	9.46	$896,789	1.02	4.94	37
November 30, 2018	5.93	.30	(.35)	(.05)	(.29)	(.29)	5.59	(.94)	898,320	1.03	5.20	33
November 30, 2017	5.78	.30	.16	.46	(.31)	(.31)	5.93	8.11	1,054,712	1.04[d]	5.12	47
November 30, 2016	5.56	.31	.23	.54	(.32)	(.32)	5.78	10.18	309,295	1.07[e]	5.48[e]	42
November 30, 2015	6.11	.33	(.56)	(.23)	(.32)	(.32)	5.56	(3.89)	319,716	1.04	5.48	29
Class B
November 30, 2019	$5.43	.24	.23	.47	(.25)	(.25)	$5.65	8.73	$10,087	1.77	4.22	37
November 30, 2018	5.77	.25	(.35)	(.10)	(.24)	(.24)	5.43	(1.74)	14,151	1.78	4.46	33
November 30, 2017	5.63	.25	.15	.40	(.26)	(.26)	5.77	7.30	21,868	1.79[d]	4.41	47
November 30, 2016	5.43	.26	.22	.48	(.28)	(.28)	5.63	9.24	14,950	1.82[e]	4.72[e]	42
November 30, 2015	5.98	.28	(.55)	(.27)	(.28)	(.28)	5.43	(4.67)	14,147	1.79	4.75	29
Class C
November 30, 2019	$5.41	.23	.23	.46	(.25)	(.25)	$5.62	8.58	$30,768	1.77	4.22	37
November 30, 2018	5.74	.25	(.33)	(.08)	(.25)	(.25)	5.41	(1.55)	37,341	1.78	4.46	33
November 30, 2017	5.61	.25	.15	.40	(.27)	(.27)	5.74	7.18	56,274	1.79[d]	4.37	47
November 30, 2016	5.41	.25	.24	.49	(.29)	(.29)	5.61	9.32	21,879	1.82[e]	4.67[e]	42
November 30, 2015	5.96	.28	(.55)	(.27)	(.28)	(.28)	5.41	(4.70)	17,292	1.79	4.75	29
Class M
November 30, 2019	$5.56	.27	.24	.51	(.28)	(.28)	$5.79	9.28	$59,320	1.27	4.67	37
November 30, 2018	5.91	.29	(.36)	(.07)	(.28)	(.28)	5.56	(1.32)	79,376	1.28	4.96	33
November 30, 2017	5.76	.29	.16	.45	(.30)	(.30)	5.91	7.90	89,239	1.29[d]	4.94	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	5.76	9.98	77,471	1.32[e]	5.23[e]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	5.54	(4.26)	81,256	1.29	5.25	29
Class R
November 30, 2019	$5.56	.27	.24	.51	(.28)	(.28)	$5.79	9.28	$23,954	1.27	4.69	37
November 30, 2018	5.90	.29	(.35)	(.06)	(.28)	(.28)	5.56	(1.15)	27,080	1.28	4.95	33
November 30, 2017	5.76	.29	.15	.44	(.30)	(.30)	5.90	7.74	28,817	1.29[d]	4.93	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	5.76	9.98	24,378	1.32[e]	5.23[e]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	5.54	(4.26)	24,431	1.29	5.25	29
Class R6
November 30, 2019	$5.88	.32	.25	.57	(.31)	(.31)	$6.14	9.94	$15,255.66		5.27	37
November 30, 2018†	6.07	.18	(.21)	(.03)	(.16)	(.16)	5.88	(.60)*	13,611	.35*	2.95*	33
Class Y
November 30, 2019	$5.88	.31	.26	.57	(.30)	(.30)	$6.15	9.89	$321,497.77		5.16	37
November 30, 2018	6.22	.33	(.37)	(.04)	(.30)	(.30)	5.88	(.71)	247,593.78		5.46	33
November 30, 2017	6.05	.33	.16	.49	(.32)	(.32)	6.22	8.28	355,378	.79[d]	5.37	47
November 30, 2016	5.80	.33	.26	.59	(.34)	(.34)	6.05	10.50	96,811	.82[e]	5.71[e]	42
November 30, 2015	6.37	.35	(.58)	(.23)	(.34)	(.34)	5.80	(3.86)	102,149.79		5.74	29

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52 High Yield Fund	High Yield Fund 53

Financial highlights cont.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

54 High Yield Fund

Notes to financial statements 11/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2018 through November 30, 2019.

Putnam High Yield Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective November 25, 2019, class M shares (excluding those purchased from Japanese distributors) were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M, and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M, and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

High Yield Fund 55

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

56 High Yield Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the

High Yield Fund 57

occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $122,796 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $122,796 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is

58 High Yield Fund

allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2019 the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,844,651	$110,153,627	$111,998,278

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $20,706 to decrease undistributed net investment income, $54,313 to increase paid-in capital and $33,607 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$52,975,934
Unrealized depreciation	(37,136,914)
Net unrealized appreciation	15,839,020
Undistributed ordinary income	10,426,788
Capital loss carryforward	(111,998,278)
Cost for federal income tax purposes	$1,339,545,537

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

High Yield Fund 59

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.560% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $2,323 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,357,383	Class R	38,919
Class B	18,734	Class R6	7,275
Class C	51,138	Class Y	459,963
Class M	121,516	Total	$2,054,928

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $21,657 under the expense offset arrangements and by $150 under the brokerage/service arrangements.

60 High Yield Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $921, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,203,691
Class B	1.00%	1.00%	121,200
Class C	1.00%	1.00%	331,151
Class M	1.00%	0.50%	394,619
Class R	1.00%	0.50%	126,303
Total			$3,176,964

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $56,706 and $874 from the sale of class A and class M shares, respectively, and received $3,878 and $744 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $205 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$451,677,165	$494,634,903
U.S. government securities (Long-term)	—	—
Total	$451,677,165	$494,634,903

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

High Yield Fund 61

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	36,869,287	$211,824,007	24,438,695	$142,204,677
Shares issued in connection with
reinvestment of distributions	6,851,756	39,299,346	7,468,327	43,287,531
	43,721,043	251,123,353	31,907,022	185,492,208
Shares repurchased	(50,369,208)	(288,332,209)	(49,076,418)	(284,879,424)
Net decrease	(6,648,165)	$(37,208,856)	(17,169,396)	$(99,387,216)

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	77,773	$434,349	103,678	$586,805
Shares issued in connection with
reinvestment of distributions	89,142	496,425	119,887	676,937
	166,915	930,774	223,565	1,263,742
Shares repurchased	(986,131)	(5,501,954)	(1,408,785)	(7,967,862)
Net decrease	(819,216)	$(4,571,180)	(1,185,220)	$(6,704,120)

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	3,133,023	$17,419,213	4,195,458	$23,761,308
Shares issued in connection with
reinvestment of distributions	240,369	1,332,651	327,222	1,840,071
	3,373,392	18,751,864	4,522,680	25,601,379
Shares repurchased	(4,806,961)	(26,443,067)	(7,411,978)	(41,829,938)
Net decrease	(1,433,569)	$(7,691,203)	(2,889,298)	$(16,228,559)

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	819,213	$4,698,928	1,125,879	$6,584,512
Shares issued in connection with
reinvestment of distributions	147,120	840,493	161,193	930,685
	966,333	5,539,421	1,287,072	7,515,197
Shares repurchased	(4,990,174)	(28,607,473)	(2,130,652)	(12,301,325)
Net decrease	(4,023,841)	$(23,068,052)	(843,580)	$(4,786,128)

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	1,020,580	$5,833,720	1,581,577	$9,161,957
Shares issued in connection with
reinvestment of distributions	211,272	1,205,223	228,808	1,319,595
	1,231,852	7,038,943	1,810,385	10,481,552
Shares repurchased	(1,962,230)	(11,159,571)	(1,822,575)	(10,557,003)
Net decrease	(730,378)	$(4,120,628)	(12,190)	$(75,451)

62 High Yield Fund

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 11/30/19		TO 11/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	426,269	$2,589,557	2,494,737	$15,216,416
Shares issued in connection with
reinvestment of distributions	123,841	748,948	56,836	342,540
	550,110	3,338,505	2,551,573	15,558,956
Shares repurchased	(378,935)	(2,307,590)	(237,105)	(1,437,205)
Net increase	171,175	$1,030,915	2,314,468	$14,121,751

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	20,026,046	$119,486,257	14,810,502	$91,060,209
Shares issued in connection with
reinvestment of distributions	2,408,851	14,591,876	2,311,198	14,099,484
	22,434,897	134,078,133	17,121,700	105,159,693
Shares repurchased	(12,211,099)	(73,624,084)	(32,145,778)	(196,441,649)
Net increase (decrease)	10,223,798	$60,454,049	(15,024,078)	$(91,281,956)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/18	cost	proceeds	income	of 11/30/19
Short-term investments
Putnam Short Term
Investment Fund*	$61,895,331	$386,875,224	$338,777,054	$2,225,905	$109,993,501
Total Short-term
investments	$61,895,331	$386,875,224	$338,777,054	$2,225,905	$109,993,501

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate

High Yield Fund 63

participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$10,500,000
Centrally cleared credit default contracts (notional)	$8,500,000
Warrants (number of warrants)	5,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$2,219	Payables	$139,854
Equity contracts	Investments	51,606	Payables	—
Total		$53,825		$139,854

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$899,127	$899,127
Foreign exchange
contracts	—	642,750	—	642,750
Equity contracts	538	—	—	538
Total	$538	$642,750	$899,127	$1,542,415

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$(485,551)	$(485,551)
Equity contracts	(30,306)	—	(30,306)
Total	$(30,306)	$(485,551)	$(515,857)

64 High Yield Fund

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Goldman Sachs International	State Street Bank and Trust Co.	Total
Assets:
Forward currency contracts#	$2,219	$—	$—	$2,219
Total Assets	$2,219	$—	$—	$2,219
Liabilities:
Forward currency contracts#	—	137,655	2,199	139,854
Total Liabilities	$—	$137,655	$2,199	$139,854
Total Financial and Derivative Net Assets	$2,219	$(137,655)	$(2,199)	$(137,635)
Total collateral received (pledged)†##	$—	$(122,796)	$—
Net amount	$2,219	$(14,859)	$(2,199)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$(122,796)	$—	$(122,796)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $52,641,033 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

High Yield Fund 65

# About the Trustees

## INDEPENDENT TRUSTEES

**Liaquat Ahamed**

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

**Other directorships:** The Rohatyn Group, an emerging-market fund complex that manages money for institutions

**Ravi Akhoury**

*Born 1947, Trustee since 2009*

**Principal occupations during past five years:** Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

**Other directorships:** English Helper, Inc., a private software company

**Barbara M. Baumann**

*Born 1955, Trustee since 2010*

**Principal occupations during past five years:** President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

**Other directorships:** Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

**Katinka Domotorffy**

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

**Other directorships:** Great Lakes Science Center; College Now Greater Cleveland

**Catharine Bond Hill**

*Born 1954, Trustee since 2017*

**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

**Other directorships:** Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

**Dr. Paul L. Joskow**

*Born 1947, Trustee since 1997*

**Principal occupations during past five years:** Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

**Other directorships:** Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

66 High Yield Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

High Yield Fund 67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

68 High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered	Officer, and Chief Risk Officer	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
KPMG LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
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AN032 319341 1/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2019	$102,023	$ —	$5,295	$ —
November 30, 2018	$98,718	$ —	$5,190	$ —

For the fiscal years ended November 30, 2019 and November 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,295 and $5,190 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2019	$ —	$ —	$ —	$ —
November 30, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 27, 2020